UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 23, 2026, the Society of Lloyd’s (“Lloyd’s”) posted on its investor relations website the syndicate annual accounts for the year ended 31 December 2025 for syndicates participating in the Lloyd’s market, including Syndicate 1301, the Lloyd’s syndicate through which Inigo Limited (“Inigo”) writes insurance and reinsurance business through its subsidiaries.

Inigo, which Radian Group Inc. (“Radian”) acquired on February 2, 2026, is the parent company of both Inigo Managing Agent Limited, which manages Syndicate 1301, and Inigo Corporate Member Limited, which provides capital and underwriting capacity for Syndicate 1301. The Syndicate 1301’s annual accounts for the year ended 31 December 2025 (the “Syndicate 1301 Accounts”), which can also be found at https://www.radian.com/-/media/650F6F163C0E4CEFAF5B77F14D51263A.ashx?rev=df270b5f-aadf-4d5e-b575-a8219ad54e67, are prepared on a UK GAAP basis and present the results of the syndicate on a standalone basis, not the full consolidated financial statements of Inigo. As a result, the Syndicate 1301 Accounts are not directly translatable to the financial statements and financial information that will be filed by Radian and should be reviewed only in the context in which they are presented.

Financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K with respect to Radian’s acquisition of Inigo will be filed by amendment to Radian’s Current Report on Form 8-K filed on February 3, 2026. We plan to file these financial statements, which will include the audited 2025 consolidated financial results for Inigo on a US GAAP basis, no later than April 17, 2026.

We use our investor relations website, radian.com/for-investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under the SEC’s Regulation FD, which in the future is expected to include certain Inigo reports and other information. Accordingly, investors should monitor our investor relations website, in addition to following our press releases, SEC filings, public conference calls and webcasts.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Syndicate 1301 Accounts include “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the U.S. Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “pursue,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “strategy,” “future,” “likely” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, statements about Syndicate 1301’s future plans, operations and performance, are made on the basis of management’s views and assumptions with respect to future events as of the date of the Syndicate 1301 Accounts and are not a guarantee of future performance. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in the Cautionary Note Regarding Forward-Looking Statements—Safe Harbor Provisions section and the Risk Factors detailed in Part I, Item 1A of Radian’s Annual Report on Form 10-K for the year ended December 31, 2025. These risks are not all-inclusive and given these and other possible risks and uncertainties, we caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of the Syndicate 1301 Accounts. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: March 23, 2026

	By:	/s/ Daniel Kobell
Daniel Kobell
Executive Senior Vice President and Interim Chief Financial Officer